UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2007

AMERICAN EXPRESS CREDIT CORPORATION
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(Exact Name of Registrant as Specified in Its Charter)

Delaware
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(State or Other Jurisdiction of Incorporation)

1-6908	11-1988350
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(Commission File Number)	(IRS Employer Identification No.)

One Christina Centre, 301 North Walnut Street	19801-2919
Suite 1002, Wilmington, Delaware
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(Address of Principal Executive Offices)	(Zip Code)

(302) 594-3350
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(Registrant's Telephone Number, Including Area Code)

None
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 30, 2007, American Express Company (“American Express”) filed a Form 8-K with the U.S. Securities and Exchange Commission (SEC) to revise the presentation of its Consolidated Statements of Income and certain credit statistics related to the American Express charge card business.

Beginning with the first quarter of 2007, American Express Credit Corporation (the “Company”) will revise the method of reporting certain credit statistics related to the charge card business to better align these metrics with the way the Company manages credit risk as well as to align such credit statistics with the method used for reporting the Company’s lending activities. Historically, the credit statistics for the charge card business have been presented using the portion of the account balance that was 90 days past due or more. However, the Company’s practices for managing credit risk and establishing reserves for uncollectible amounts consider the entire amounts of customer accounts for those accounts which have any portion that is past due by 90 days or more. The Company has determined that the disclosure of credit statistics for the charge card business in a manner consistent with the internal methodology used for reserving practices is preferable. Because the Company’s existing risk management assessments already utilize this methodology, the level of reserves has not been changed. The new statistics do not indicate a change in management’s view of the Company’s underlying credit quality, risk profile or adequacy of reserves. Revised historical statistics using this new reporting method are presented in the accompanying exhibit.

Additionally, the calculation of the ratio of earnings to fixed charges of American Express, included on the American Express’ Form 10-K, filed with the SEC on March 1, 2007, was changed to reflect the revised amount of gross interest expense as presented in the American Express’ Form 8-K, filed with the SEC on March 30, 2007. The calculation of the ratio of earnings to fixed charges of the Company, included on the Company’s Form 10-K, filed with the SEC on March 30, 2007, was not impacted by the American Express’ Form 8-K.

The statistical information reflecting the revisions described above for the years ended December 31, 2006 and 2005 and the quarters ended March 31, June 30, September 30, is furnished herein in Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1

-	American Express Credit Corporation Selected Statistical Information for the years ended December 31, 2006 and 2005 and the quarters ended March 31, June 30 and September 30, 2006 and 2005.

-	American Express Company Computation in Support of Ratio of Earnings to Fixed Charges for the years ended December 31, 2006, 2005, 2004, and 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 10, 2007

AMERICAN EXPRESS CREDIT CORPORATION
(REGISTRANT)

By: /s/ Stephen P. Norman
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Name: Stephen P. Norman
Title: Secretary

EXHIBIT INDEX

Item No.	Description

99.1
-American Express Credit Corporation Selected Statistical Information for the years ended
December 31, 2006 and 2005 and the quarters ended March 31, June 30 and
September 30, 2006 and 2005.
-American Express Company Computation in Support of Ratio of Earnings to Fixed Charges
for the years ended December 31, 2006, 2005, 2004, and 2003.